                                                                  Exhibit 10.14


                          FIRST AMENDMENT AND WAIVER


         FIRST AMENDMENT AND WAIVER, dated as of June 12, 1998 (this "AMENDMENT"), to the Revolving Credit Agreement dated as of January 27, 1998 (as heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among Camelot Music, Inc., a Pennsylvania corporation (the "BORROWER"), the several lenders from time to time parties to the Credit Agreement (the "LENDERS") and The Chase Manhattan Bank, a New York banking corporation, as agent for the Lenders (in such capacity, the "AGENT").


                                  WITNESSETH:
                                  -----------


         WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

        WHEREAS, the Borrower has advised the Agent and the Lenders that Camelot Southeast Region, Inc., a wholly-owned Subsidiary of the Borrower ("CAMELOT SOUTHEAST"), has formed a new wholly-owned Subsidiary, SM Acquisition, Inc., a Florida corporation (the "NEW SUBSIDIARY"), to acquire all of the Capital Stock of (a) Spec's Music, Inc., a Florida corporation ("SPEC'S"), (b) DS Latino Inc., a Florida corporation and wholly-owned Subsidiary of Spec's ("DS LATINO"), and
(c) Sobe Music Fest, Inc., a Florida corporation which is currently inactive, has no assets and is a wholly-owned Subsidiary of Spec's ("SOBE MUSIC"), for an aggregate cash purchase price of approximately $28,000,000 (including certain Indebtedness of Spec's to be repaid in connection with such acquisition), in accordance with the terms of an Agreement and Plan of Merger dated as of June 3, 1998 (as amended, the "SPEC'S MERGER AGREEMENT"), among Camelot Music Holdings, Inc. ("HOLDINGS"), the New Subsidiary and Spec's;

        WHEREAS, pursuant to the Spec's Merger Agreement, Spec's will be the surviving corporation of a merger with the New Subsidiary, Spec's will become a wholly-owned Subsidiary of Camelot Southeast and DS Latino and Sobe Music will remain wholly-owned Subsidiaries of Spec's (the "SPEC'S TRANSACTION"), and the Borrower has requested that the Lenders waive the applicable provisions of the Credit Agreement to permit the consummation of the Spec's Transaction;

        WHEREAS, in order to finance the Spec's Transaction, the Borrower has requested that the Lenders agree to amend the Credit Agreement to, among other things, provide a $25,000,000 term loan facility under the Credit Agreement;

        WHEREAS, pursuant to subsection 6.7 of the Credit Agreement, in connection with the formation of the New Subsidiary and the consummation of the Spec's Transaction (a) Camelot Southeast would be obligated to pledge all of the Capital Stock of the New

Subsidiary (Spec's after giving effect to the Spec's Transaction) to secure Camelot Southeast's obligations to the Agent and the Lenders under the Subsidiaries Guarantee and the other Loan Documents to which Camelot Southeast is a party and (b) the New Subsidiary (Spec's after giving effect to the Spec's Transaction), DS Latino and Sobe Music would each become a Loan Party obligated to (i) guarantee repayment of the Loans and all of the Borrower's other obligations under the Credit Agreement and the other Loan Documents, (ii) grant a security interest in substantially all of its personal property (including, in the case of Spec's, all of the Capital Stock of DS Latino and Sobe Music) to secure its obligations to the Agent and the Lenders under its guarantee and the other Loan Documents to which it is a party and (iii) to the extent the New Subsidiary (Spec's after giving effect to the Spec's Transaction), DS Latino or Sobe Music has any interest in real property with a fair market value greater than $500,000, grant a mortgage in such real property to secure such obligations under its guarantee and the other Loan Documents to which it is a party;

        WHEREAS, the Borrower has advised the Agent and the Lenders that Spec's intends to sell certain real property currently owned by Spec's located at West Hillsborough Boulevard, Tampa, Florida 33615 and Collins Avenue, Miami Beach, Florida 33139 (collectively, the "SPEC'S PROPERTY"), and the Borrower has requested that the Lenders waive compliance with subsection 6.7 of the Credit Agreement so as not to require the execution and delivery of a mortgage with respect to the Spec's Property;

        WHEREAS, the Borrower has also requested that the Lenders agree to amend subsection 7.7 (Capital Expenditures) of the Credit Agreement; and

        WHEREAS, the Lenders are willing to agree to (a) amend the Credit Agreement to provide for a term loan facility and modify subsection 7.7, (b) waive certain provisions of the Credit Agreement to permit the consummation of the Spec's Transaction and (c) waive compliance with subsection 6.7 of the Credit Agreement with respect to the Spec's Property; but in each case only upon the terms and subject to the conditions set forth herein.

        NOW THEREFORE, in consideration of the premises, and for other good and valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows:

        1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement (including after giving effect to this Amendment) are used herein as therein defined.

        2. AMENDMENT TO SUBSECTION 1.1 (DEFINITIONS). Subsection 1.1 of the Credit Agreement is hereby amended as follows:

        (a) Deleting in their entirety the definition of the terms "AVAILABLE COMMITMENT", "BORROWING BASE", "COMMITMENT", "COMMITMENT PERCENTAGE", "LOANS", "NOTE" and "REQUIRED LENDERS" contained therein.

        (b) Adding in their proper alphabetical order the following definitions:

                  "AVAILABLE REVOLVING CREDIT COMMITMENT": as to any Revolving Credit Lender, at a particular time, an amount equal to the excess, if any, of (a) such Revolving Credit Lender's Revolving Credit Commitment over (b) the sum of (i) the outstanding Revolving Credit Loans made by such Revolving Credit Lender and (ii) such Revolving Credit Lender's Commitment Percentage of the L/C Obligations then outstanding.

                  "BORROWING BASE": means, as at any date of determination, an amount equal to sixty percent (60%) of Eligible Inventory MINUS the amount shown as "gift certificate liabilities" on the books and records of the Loan Parties determined in a manner consistent with the Borrower's historic practices. The Borrowing Base shall be computed using the Borrowing Base Certificate most recently provided by the Borrower to the Agent pursuant to subsection 6.1(i); PROVIDED, HOWEVER, the Agent shall have the right to review and adjust, in its reasonable judgment, any computation of the Borrowing Base (but not the percentages set forth above) to the extent such computation of the Borrowing Base pursuant to such Borrowing Base Certificate is not in accordance with this Agreement.

                  "COMMITMENT PERCENTAGE": at any time, as to any Revolving Credit Lender, the percentage of the aggregate Revolving Credit Commitments then constituted by such Revolving Credit Lender's Revolving Credit Commitment, and as to any Term Loan Lender, the percentage of the aggregate Term Loan Commitments then constituted by such Term Loan Lender's Term Loan Commitment.

                  "COMMITMENTS": the collective reference to the Revolving Credit Commitments and the Term Loan Commitments; individually as applicable, a "COMMITMENT".

                  "FIRST AMENDMENT": the First Amendment and Waiver, dated as of June 12, 1998, to this Agreement.

                  "FIRST AMENDMENT EFFECTIVE DATE": the date on which the conditions precedent to the effectiveness of the First Amendment are satisfied.

                  "LOANS": the collective reference to the Revolving Credit Loans and the Term Loans; individually as applicable, a "LOAN".

                  "NOTES": the collective reference to the Revolving Credit Notes and the Term Loan Notes; individually as applicable, a "NOTE".

                  "Required Lenders": Lenders holding in the aggregate at least 51% of the sum of (a) the aggregate Revolving Credit Commitments in effect at such time (or, if the Revolving Credit Commitments have then terminated or are no longer in effect, the sum of (i) the Revolving Credit Loans outstanding at such time made by such Revolving Credit Lender and (ii) such Revolving Credit Lender's Commitment Percentage of the L/C Obligations outstanding at such time), plus (b) the aggregate

         Term Loan Commitments in effect at such time (or, after the making of the Term Loans, the aggregate outstanding Term Loans at such time).

                  "REVOLVING CREDIT COMMITMENT": as to any Revolving Credit Lender at any time, during the Non-Peak Period, its Non-Peak Period Commitment, or during the Peak Period, its Peak Period Commitment, as the case may be.

                  "REVOLVING CREDIT LENDERS": the collective reference to the Lenders with Revolving Credit Commitments.

                  "REVOLVING CREDIT LOANS": as defined in subsection 2.1(a).

                  "REVOLVING CREDIT NOTES": as defined in subsection 2.2.

                  "SPEC'S": Spec's Music, Inc., a Florida corporation.

                  "SPEC'S MERGER AGREEMENT": the Agreement and Plan of Merger dated as of June 3, 1998, by and among Holdings, SM Acquisition, Inc. and Spec's, as the same may be amended, supplemented or otherwise modified from time to time.

                  "SPEC'S TRANSACTION": the merger of SM Acquisition, Inc., a wholly-owned Subsidiary of Camelot Southeast, Inc., into Spec's (which will become a wholly-owned Subsidiary of Camelot Southeast, Inc.) pursuant to the Spec's Merger Agreement and the other Spec's Transaction Documents.

                  "SPEC'S TRANSACTION DOCUMENTS": the collective reference to the Spec's Merger Agreement and any other instrument or agreement executed and delivered in connection with the Spec's Merger Agreement, as each of the foregoing may be amended, supplemented or otherwise modified from time to time.

                  "TERM LOAN COMMITMENT": as to any Term Loan Lender, its obligation to make a Term Loan to the Borrower pursuant to subsection 2A. 1 in an aggregate amount not to exceed the amount set forth under such Term Loan Lender's name opposite the caption "Term Loan Commitment" on Schedule I hereto or on Schedule 1 to the Assignment and Acceptance by which such Term Loan Lender acquired its Term Loan Commitment.

                  "TERM LOAN LENDERS": the collective reference to the Lenders with Term Loan Commitments.

                  "TERM LOAN NOTES" as defined in subsection 2A.2.

                  "TERM LOANS": as defined in subsection 2A.1(a).

         (c) Adding the phrase "or subsection 2A.3, as the case may be," immediately after the reference to "subsection 2.5" contained in the definition of the term "BORROWING DATE".

         (d) Deleting the phrase "and (g) reserve for shrink" contained in the definition of the term "ELIGIBLE INVENTORY" and by substituting in lieu thereof the phrase "(g) reserve for shrink; and (h) reserve for non-defective Inventory which is not returnable to the applicable vendors".

         (e) Deleting the phrase "acquired its Commitment" in the definition of the terms "NON-PEAK PERIOD COMMITMENT" and "PEAK PERIOD COMMITMENT" and by substituting in lieu thereof the phrase "acquired its Revolving Credit Commitment".

         3. WAIVER.

         (a) The Lenders hereby waive compliance with subsections 7.2 (Limitations on Liens), 7.4 (Prohibition on Fundamental Changes) and 7.6 (Limitations on Investments, Loans and Advances) of the Credit Agreement, but solely to the extent necessary to permit the New Subsidiary to consummate the Spec's Merger (it being understood that the investments made to consummate the Spec's Merger shall not be included in the calculation of the maximum permitted investments under subsection 7.6(g) of the Credit Agreement), PROVIDED that:

                (i) the aggregate cash purchase price to be paid to consummate the Spec's Merger, including the Indebtedness of Spec's described in clause (iv) below to be repaid in connection with the Spec's Merger, does not exceed $28,500,000;

                (ii) the Agent is reasonably satisfied with the Spec's Merger Agreement and the other Spec's Transaction Documents executed and delivered by the Borrower, Holdings and the New Subsidiary in connection with, and to implement, the Spec's Transaction, and no material provision of any of the Spec's Transaction Documents shall have been amended, supplemented, waived or otherwise modified without the prior written consent of the Agent and the Lenders, which consent shall not be unreasonably withheld;

                (iii) the New Subsidiary consummates the Spec's Transaction on or before August 31, 1998 in accordance with the terms of the Spec's Merger Agreement and the other Spec's Transaction Documents;

                (iv) the Indebtedness of Spec's to General Electric Capital Corporation and Music Funding I, L.L.C. in the aggregate amount of approximately $8,000,000 is repaid in full upon consummation of the Spec's Transaction and any Liens granted to secure such Indebtedness are released upon such repayment;

                (v) the New Subsidiary has become a Loan Party and has complied with all of the requirements of subsection 6.7 of the Credit Agreement, and subject to clause (b) below, Spec's will timely comply with all of the requirements of subsection 6.7 of the Credit Agreement, including without limitation, within five Business Days after consummation of the Spec's Transaction, the requirement to pledge all of the Capital Stock of DS Latino and Sobe Music to secure the obligations of Spec's to the Agent and the Lenders under the Subsidiaries Guarantee and the other Loan Documents to which Spec's is a party;

                (vi) unless DS Latino and Sobe Music have merged or otherwise consolidated into a Loan Party, within 60 days after the consummation of the Spec's Transaction DS Latino and Sobe Music become Loan Parties and comply with all of the requirements of subsection 6.7 of the Credit
         Agreement:

                (vii) the waiver of subsection 7.2 (Limitations on Liens) of the Credit Agreement is limited to the Liens set forth on Schedule 1 to this Amendment; and

                (viii) the Agent receives a written legal opinion of outside counsel to the applicable Loan Parties, addressed to the Agent and the Lenders, to the effect that the New Subsidiary has been duly organized and the Spec's Transaction Documents, and the transactions contemplated thereby, have been duly authorized by the applicable Loan Parties and constitute the valid, binding and enforceable obligations of such Loan Parties and covering such other matters as reasonably requested by the Agent.

         (b) The Lenders hereby waive compliance with the provision of subsection 6.7 of the Credit Agreement which would require the execution and delivery of a mortgage with respect to the Spec's Property, PROVIDED that if either parcel of the Spec's Property has not been sold on or before the date referenced in clause (i) or (ii) below (as applicable) Spec's shall comply with subsection 6.7 of the Credit Agreement, including without limitation, by executing a mortgage, substantially in the form of the Camelot Distribution Mortgage, with respect to such parcel or parcels (as applicable) of the Spec's Property within five Business Days after the earlier to occur of (i) the six month anniversary of the consummation of the Spec's Transaction or (ii) upon the request of the Agent or the Required Lenders after the occurrence of a Default or an Event of Default under the Credit Agreement.

         4. AMENDMENTS TO SECTION 2 (AMOUNT AND TERMS OF COMMITMENT) AND SECTION 3 (LETTERS OF CREDIT). Sections 2 and 3 of the Credit Agreement are hereby amended as follows:

         (a) Deleting all references in subsections 2.1(a), 2.1(c), 2.2, 2.3, 2.4, 2.5, 2.7, 2.8(b), 2.8(d), 2.18 and 3.1(a) to the terms "AVAILABLE
COMMITMENT", "COMMITMENT", "COMMITMENTS", "LENDER", "LENDERS", "LOAN", "LOANS" and "NOTE" and by substituting in lieu thereof the terms "AVAILABLE REVOLVING CREDIT COMMITMENT", "REVOLVING CREDIT COMMITMENT", "REVOLVING CREDIT COMMITMENTS", "REVOLVING CREDIT LENDER", "REVOLVING CREDIT LENDERS", "REVOLVING CREDIT LOAN", "REVOLVING CREDIT LOANS" AND "REVOLVING CREDIT NOTE", respectively.

        (b) Amending subsection 2.8(a) by (i) adding the phrase "(i) of Term Loans or Revolving Credit Loans, or a combination thereof, and (ii)" immediately after the phrase "and whether the prepayment is" contained in the 14th line of said subsection, (ii) adding the word "affected" immediately after the phrase "shall promptly notify each" contained in the 17th line of said subsection,
(iii) adding the phrase "and, in the case of prepayments of the Term Loans only, accrued interest to such date on the amount prepaid" immediately before the period at the end of the third sentence of said subsection and (iv) adding the following sentence at the end of said subsection: "Any prepayment of the Term Loans pursuant to subsection 2.8(a) or (b) shall be applied FIRST, to prepay the next succeeding installment of principal of the Term Loans until paid in full and SECOND, to prepay the Term Loans PRO RATA based upon the remaining installments of principal thereof set forth in subsection 2A.2(b) until paid in full. Amounts prepaid on account of the Term Loans may not be reborrowed."

        (c) Amending subsection 2.8(b) by (i) deleting the following from said subsection: (A) the reference to "(i)", (B) the phrase '", or (ii) the Borrowing Base" and (C) the phrase "in each such case" and (ii) adding the following sentence at the end of said subsection: "To the extent the sum of the outstanding Revolving Credit Loans, Term Loans and L/C Obligations on any Business Day exceeds the Borrowing Base, the Borrower shall on the next Business Day pay in frill an amount equal to such excess in accordance with clauses FIRST SECOND and THIRD of the immediately preceding sentence and FOURTH, to payment in frill of "all outstanding Term Loans."

         (d) Deleting subsection 2.8(c) in its entirety and by substituting in lieu thereof the following:

                  "(c) If any Loan Party shall receive in excess of $750,000 of Net Proceeds from Asset Sales during any fiscal year then, unless Term Loan Lenders holding a majority of the aggregate amount of Term Loans then outstanding (or the Required Lenders if no Term Loans are then outstanding) shall otherwise agree, within five Business Days of the receipt by such Loan Party of such excess Net Proceeds the amount of such Net Proceeds in excess of $750,000 shall be applied FIRST to prepay the Term Loans PRO RATA based upon the remaining installments of principal thereof set forth in subsection 2A.2(b) until paid in frill and SECOND to reduce permanently the Revolving Credit Commitments."

        (e) Amending subsection 2.11 by (i) deleting the reference to "$50,000" contained therein and by substituting in lieu thereof a reference to "$75,000" and (ii) deleting the phrase "be termination of the Commitments" contained therein and by substituting in lieu thereof the phrase "the Termination Date".

        (f) Amending subsection 2.13 by (i) deleting the word "respective" contained in the 4th line of said subsection and by substituting in lieu thereof the word "relevant" and (ii) deleting the second sentence of said subsection in its entirety and by substituting in lieu thereof the following: "Each payment (including each prepayment) by the Borrower on account of principal of and interest on any Revolving Credit Loans shall be allocated by the Agent PRO RATA according to the respective outstanding principal amounts of such Revolving

Credit Loans then held by the Revolving Credit Lenders. Each payment (including each prepayment) by the Borrower on account of principal of and interest on any Term Loans shall be allocated by the Agent PRO RATA according to the respective outstanding principal amounts of such Term Loans then held by the Term Loan Lenders."

        (g) Adding at the end of Section 2 a new Section 2A as follows:

        "SECTION 2A. AMOUNT AND TERMS OF TERM LOAN

                  2A.1 TERM LOAN COMMITMENT. Subject to the terms and conditions hereof, each Term Loan Lender severally agrees to make a single term loan (a "TERM LOAN") to the Borrower after satisfaction or waiver of the conditions precedent contained in subsections 5.2(a) through (e) and (g) in an amount equal to the amount of the Term Loan Commitment of such Term Loan Lender. The Term Loans may from time to time be (a) Eurodollar Loans, (b) ABR Loans or (c) a combination thereof, as determined by the Borrower and notified to the Agent in accordance with subsections 2A.3 and 2.6.

                  2A.2 TERM NOTES. (a) The Term Loan made by each Term Loan Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit N hereto (each a "TERM LOAN NOTE"), with appropriate insertions, payable to the order of such Term Loan Lender and representing the obligations of the Borrower to pay the principal amount equal to the Term Loan Commitment of such Term Loan Lender, with interest thereon as prescribed in subsection 2.9. Each Term Loan Lender is hereby authorized to record the date, the Type and the amount of the Term Loan made by such Term Loan Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof, and, in the case of Eurodollar Loans, the length of the Interest Period with respect thereto on the schedule annexed to and constituting a part of its Term Loan Note, and any such recordation shall constitute PRIMA FACIE evidence of the accuracy of the information so recorded, PROVIDED that the failure of any Term Loan Lender to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under such Term Loan Note. Each Term Loan Note shall (i) be dated the First Amendment Effective Date, (ii) be payable as provided in subsection 2A.2(b) and (iii) provide for the payment of interest in accordance with subsection 2.9.

              (b) The aggregate Term Loans of all the Term Loan Lenders shall be payable in six (6) consecutive semi-annual installments on the dates and in the principal amounts set forth below (together with all accrued interest thereon) opposite the applicable installment date (or, if less, the aggregate amount of the Term Loans then outstanding):


                     Dates                    Amount
                     -----                    ------

             January 31, 1999               $3,000,000
                 July 31,1999                2,000,000
             January 31, 2000                6,000,000
                July 31, 2000                4,000,000
             January 31, 2001                6,000,000
                July 31, 2001                4,000,000

                  2A.3 PROCEDURE FOR TERM LOAN BORROWING. The Borrower may only borrow under the Term Loan Commitments in a single drawing on a Business Day after satisfaction or waiver of the conditions precedent contained in subsections 5.2(a) through (e) and (g), PROVIDED that the Borrower shall give the Agent a Borrowing Notice, which notice must be received by the Agent prior to (a) 12:00 noon, New York City time, three Business Days prior to the requested Borrowing Date if all or any part of the Term Loans are to be Eurodollar Loans and (b) 10:00 a.m., New York City time, on the requested Borrowing Date if the borrowing is solely of ABR Loans, and specifying (i) the amount of the borrowing,
         (ii) whether such Term Loans are initially to be Eurodollar Loans or ABR Loans or a combination thereof and (iii) if the borrowing is to be entirely or partly Eurodollar Loans, the length of the Interest Period -for such Eurodollar Loans. Not later than 1:00 p.m., New York City time, on the Borrowing Date specified in such notice, each Term Loan Lender shall make available to the Agent at the office of the Agent specified in subsection 10.2 (or at such other location as the Agent may direct) an amount in immediately available funds equal to the amount of the Term Loan to be made by such Term Loan Lender. Term Loan proceeds received by the Agent hereunder shall promptly be made available to the Borrower by the Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Agent by the Term Loan Lenders and in like funds as received by the Agent.

                  2A.4 USE OF PROCEEDS OF TERM LOANS. The proceeds of the Term Loans hereunder shall be used by the Borrower solely to finance the Spec's Transaction."

              5. AMENDMENT TO SECTION 4 (REPRESENTATIONS AND WARRANTIES).
Section 4 of the Credit Agreement is hereby amended as follows:

              (a) Adding the phrase "and the Spec's Transaction Documents" immediately after the phrase "the Wall Transaction Documents" each time such phrase appears in subsections 4.5, 4.7 and 4.18.

              (b) Adding the phrase "and each Spec's Transaction Document" immediately after the phrase "each Wall Transaction Document" contained in subsection 4.6.

              (c) Adding the phrase "any Spec's Transaction Document" immediately after the phrase "any Wall Transaction Document" contained in subsection 4.7.

              (d) Adding the phrase "and the Spec's Transaction" immediately after the phrase "the Wall Transaction" contained in subsection 4.13.

              (e) Adding the following new subsection 4.20 at the end of said
Section 4:


               "4.20 YEAR 2000 MATTERS. Any reprogramming required to permit the proper functioning (but only to the extent that such proper functioning would otherwise be impaired by the occurrence of the year
          2000) in and following the year 2000 of computer Systems and other equipment containing embedded microchips, in either case owned or operated by any Loan Party or used or relied upon in the conduct of its business (including any such Systems and other equipment supplied by others or with which the computer systems of any Loan Party interface), and the testing of all such systems and other equipment as so reprogrammed, will be completed by February 27, 1999. The costs to the Loan Parties that have not been incurred (as of any date on which this representation and warranty is made) for such reprogramming and testing and for the other reasonably foreseeable consequences to them of any improper functioning of other computer systems and equipment containing embedded microchips due to the occurrence of the year 2000 could not reasonably be expected to result in a Default or Event of Default or to have a Material Adverse Effect. Except for any reprogramming referred to above, the computer systems of the Loan Parties are and, with ordinary course upgrading and maintenance, will continue during the period prior to the Maturity Date to be, sufficient for the conduct of their business as currently conducted."

              6. AMENDMENT OF SUBSECTION 5.2 (CONDITIONS TO EACH LOAN AND LETTER OF CREDIT). Subsection 5.2 of the Credit Agreement is hereby amended by adding immediately after clause (f) thereof a new clause (g) as follows:

                 "(g) ADDITIONAL CONDITIONS PRECEDENT TO TERM LOANS. In the case of such Lender's Term Loan only, in addition to the satisfaction of the conditions precedent contained in subsections 5.2(a) through (e) above,

                     (i) The Agent shall have received for each Lender, a copy
               of the Spec's Merger Agreement and any of the other Spec's Transaction Documents reasonably requested by the Agent.

                     (ii) (A) The Spec's Transaction shall have been consummated pursuant to the Spec's Transaction Documents on or before August 31, 1998 for an aggregate cash purchase price not to exceed $28,500,000 (including the Indebtedness of Spec's to be repaid in connection with the Spec's Transaction), (B) the Indebtedness of Spec's to General Electric Capital Corporation and Music Funding I, L.L.C. in the aggregate amount of approximately $8,000,000 shall have been repaid in full and any Liens granted to secure such Indebtedness shall have been released upon such repayment,
               (C) all of the conditions precedent set forth in the Spec's Merger Agreement shall have been satisfied, and (D) no material provision of the Spec's Transaction Documents shall have been amended, supplemented, waived or otherwise modified without the prior written consent of the Agent and the Lenders, which consent shall not be unreasonably withheld. The Agent shall be reasonably satisfied with the Spec's Transaction Documents in all respects.

                     (iii) The Agent shall have received the unaudited
               consolidated balance sheet of Spec's and its consolidated Subsidiaries as at the end of the most recent fiscal quarter ended and the related unaudited consolidated statements of income and cash flows of Spec's and its consolidated Subsidiaries for such quarterly period, which, in each case, shall be in form and substance reasonably satisfactory to the Agent.

                     (iv) The Agent shall have received, with a copy for each
               Lender, (A) a new Schedule 4.12 (Fee and Leased Properties) and a new Schedule 4.14 (Trademarks and Copyrights) to this Agreement and (B) new Schedules to the Subsidiaries Security Agreement, in each case, giving effect to the Spec's Transaction; upon satisfaction of the conditions precedent contained in this subsection 5.2(g) this Agreement and the Subsidiaries Security Agreement shall each be deemed amended to substitute the Schedules delivered pursuant to this paragraph (iv) for the corresponding Schedules delivered on the Closing Date.

                     (v) The Agent shall have received evidence in form and
               substance reasonably satisfactory to it that any farther filings, recordings, registrations and any other actions, including without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the reasonable opinion of the Agent, desirable to perfect the Liens created by the Security Documents, after giving effect to the Spec's Transaction, shall have been completed.

                     (vi) The Agent shall have received (A) for each Loan Party, a certificate executed by the President or any Vice President and the Secretary or Assistant Secretary of such Loan Party dated the Borrowing Date with respect to the Term Loans and certifying (x) that the by-laws and the certificate of incorporation of such Loan Party have not been amended since the Closing Date, (y) in the case of the Borrower, that attached thereto is a true and complete copy of the resolutions adopted by the Board of Directors of the Borrower authorizing (1) the borrowing of the Term Loans, (2) the execution, delivery and performance in accordance with its terms of this Agreement, as amended by the First Amendment, and the Term Loan Notes and (3) any other matters as reasonably requested by the Agent and (z) as to the incumbency and specimen signature of each officer of such Loan Party executing the First Amendment and the Term Loan Notes and
               (B) with a counterpart for each Lender, the executed legal opinion of outside counsel to the Borrower to the effect that the First Amendment and the Term Loan Notes have been duly authorized by the Borrower and the First Amendment, this Agreement, as amended by the First Amendment, and the Term Loan Notes constitute the valid, binding and enforceable obligations of the Borrower, and covering such other matters incident to the transactions contemplated by the First Amendment as reasonably requested by the Agent.".

               7. AMENDMENTS TO SECTION 7 (NEGATIVE COVENANTS). Section 7 of the Credit Agreement is hereby amended as follows:

               (a) Deleting the references to "$17,000,000", "$19,400,000",
"$21,400,000" and "$22,500,000" contained in clause (b) subsection 7.7 (Capital Expenditures) and by substituting in lieu thereof "$20,000,000", "$25,000,000", "$27,500,000" and "$30,000,000", respectively.

               (b) Deleting the reference to "Available Commitments" contained in clause (c) of subsection 7.9 (Limitation on Dividends) and by substituting in lieu thereof a reference to the term "Available Revolving Credit Commitments".

                8. AMENDMENTS TO SECTION 10 (MISCELLANEOUS). Section 10 of the Credit Agreement is hereby amended as follows:

                (a) Amending subsection 10.1 (Amendments and Waivers) by (i) adding the phrase "or any scheduled installment thereof" after the phrase "maturity date of any Note" in clause (a)(i) of said subsection and (ii) adding at the end of clause (a) of said subsection the phrase "or (iii) amend, modify or waive any provision of subsection 2.8(c) without the written consent of Term Loan Lenders holding a majority of the aggregate amount of Term Loans then outstanding; or (iv) amend, modify or waive any provision of subsection 2.8(d) without the written consent of all of the Revolving Credit Lenders".

                (b) Adding a reference to "2A.3 ," immediately before the reference to "2.5" contained in subsection 10.2 (Notices).

               (c) (i) Adding the phrase "or Term Loan Commitment, as applicable," immediately after each reference to "Peak Period Commitment" contained in the second sentence of clause (e) of subsection 10.6 (Successors and Assigns; Participations and Assignments) and (ii) adding the phrase "(in the case of Revolving Credit Notes) or the First Amendment Effective Date (in the case of Term Loan Notes)" immediately after the reference to "Closing Date" contained in the last sentence of clause (e) of said subsection of 10.6.

               (d) Amending subsection 10.7 (Adjustments; Set-off) by deleting all references in said subsection to "Loans" and by substituting in lieu thereof the phrase "Revolving Credit Loans, Term Loans".

               9. AMENDMENT TO SCHEDULE I AND ADDITION OF EXHIBIT N. The Credit Agreement is hereby further amended by (a) deleting Schedule I attached thereto in its entirety and by substituting in lieu thereof a new Schedule I in the form attached hereto as Schedule 2 and (b) adding a new Exhibit N thereto in the form attached hereto as Exhibit A.

               10. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that, after giving effect to the amendments and waivers effected hereby, the representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects as of the date hereof.

               11. LIMITED EFFECT. Except as expressly amended or waived hereby, all the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments and waivers provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment or waiver of, or an indication of the Agent's or the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsections for any other purpose, date or time period.

               12. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied: (a) receipt by the Agent of counterparts of (i) this Amendment, duly executed and delivered by the Borrower and the Lenders, and (ii) the attached Acknowledgement and Consent, duly executed and delivered by the Guarantors, (b) receipt by the Agent, for the account of the Term Loan Lenders allocated based upon their respective Term Loan Commitments, of a Term Loan Commitment fee in immediately available funds equal to $125,000 and (c) receipt by the Agent, for the account of each Term Loan Lender, of a Term Loan Note in the form attached hereto as Exhibit A and executed by a duly authorized officer of the Borrower.

               13. MISCELLANEOUS. (a) This Amendment may be executed by the parties hereto and delivered by facsimile transmission on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

               (b) The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Amendment including, without limitation, the fees and disbursements of counsel to the Agent.

               (c) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written.


                                   CAMELOT MUSIC, INC.



                                   By: /s/ Jack K. Rogers
                                      -------------------------------
                                        Name: Jack K. Rogers
                                        Title: Executive Vice President/COO





                                   THE CHASE MANHATTAN BANK,
                                   as Agent and as a Lender



                                   By: /s/ William P. Rindfuss
                                      -------------------------------
                                        Name: William P. Rindfuss
                                        Title: Vice President


                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION



                                   By: /s/ Charels W. A. Hagel
                                      -------------------------------
                                        Name: Charles W. A. Hagel
                                        Title: Vice President


                                   FIRST UNION NATIONAL BANK



                                   By: /s/ T. L. James
                                      -------------------------------
                                        Name: T. L. James
                                        Title: Senior Vice President

                                   SOCIETE GENERALE



                                   By: /s/ Antoine Broustra
                                      -------------------------------
                                        Name: Antoine Broustra
                                        Title: Vice Presidnet

                                   VAN KAMPEN AMERICAN CAPITAL PRIME
                                   RATE INCOME TRUST



                                   By: /s/ Jeffrey W. Maillet
                                      -------------------------------
                                        Name: Jeffrey W. Maillet
                                        Title: Senior Vice President & Director

                          ACKNOWLEDGEMENT AND CONSENT


                           Dated as of June 12, 1998


        Reference is made to the attached First Amendment and Waiver, dated as of June 12, 1998 (the "AMENDMENT"), to the Credit Agreement dated as of January 27, 1998 (as heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"; unless otherwise defined herein, capitalized terms appearing herein shall have the meanings specified in the Credit Agreement), among the Borrower, the Lenders and the Agent. Each of the undersigned hereby (i) acknowledges and consents to the terms and provisions of the Amendment, (ii) agrees, acknowledges and affirms that each Guarantee executed by it and each other Loan Document to which it is a party shall remain in full force and effect and shall apply to the Credit Agreement as amended by the Amendment and (iii) agrees, acknowledges and affirms that any reference to the Credit Agreement appearing in each Guarantee executed by it and each other Loan Document to which it is a party shall be deemed to include the Credit Agreement as amended by the Amendment.

        IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgement and Consent to be duly executed and delivered as of the date first above written.


                                   CAMELOT MUSIC HOLDINGS, INC.
                                   CAMELOT DISTRIBUTION CO., INC
                                   CAMELOT MIDWEST REGION, INC.
                                   CAMELOT NORTHEAST REGION, INC.
                                   CAMELOT SOUTHEAST REGION, INC.
                                   CAMELOT WESTERN REGION, INC.
                                   GRAPEVINE RECORDS AND TAPES, INC.
                                   SM ACQUISITION, INC.

                                   By: /s/ Jack K. Rogers
                                      -------------------------------
                                        Name: Jack K. Rogers
                                        Title: Executive Vice President/COO

                                                                      Schedule 1
                                                              to First Amendment




                   SPEC'S PROPERTY SUBJECT TO PERMITTED LIENS
                   ------------------------------------------

1. AT&T Credit Corporation, secured party, to secure obligations under one or more operating leases in respect of office equipment.

2. NCR Credit Corporation, secured party, to secure obligations under one or more operating leases in respect of office equipment.

                                                                      Schedule 2
                                                              to First Amendment

                                                                      Schedule I
                                                             to Credit Agreement




                   LIST OF ADDRESSES FOR NOTICES TO LENDERS,
                               COMMITMENT AMOUNTS




THE CHASE MANHATTAN BANK

     Address for Notice:
     -------------------

     270 Park Avenue
     New York, New York 10017
     Attn:   Margaret Lane
     Telecopy: 212-270-5646


      REVOLVING CREDIT COMMITMENT:
      ----------------------------

            NON-PEAK PERIOD:                             $10,500,000.00
            ----------------

            PEAK PERIOD:                                 $15,000,000.00
            ------------

            COMMITMENT PERCENTAGE:                                30.00%
            ----------------------

      TERM LOAN COMMITMENT:                               $7,500,000.00
      ---------------------

            COMMITMENT PERCENTAGE:                                30.00%
            ----------------------


BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

     Address for Notice:
     -------------------

     Bank of America
     231 South LaSalle Street
     Suite 614
     Chicago, IL 60697
     Attn: Charles Hagel
     Telecopy: 312-828-1974


           REVOLVING CREDIT COMMITMENT:
           ----------------------------

              NON-PEAK PERIOD:                         $7,000,000.00
              ----------------

              PEAK PERIOD:                            $10,000,000.00
              ------------

              COMMITMENT PERCENTAGE:                           20.00%
              ----------------------

           TERM LOAN COMMITMENT:                       $5,000,000.00
           ---------------------

              COMMITMENT PERCENTAGE:                           20.00%
              ----------------------


FIRST UNION NATIONAL BANK

     Address for Notice:
     -------------------

     First Union National Bank
     301 S. College Street DC-S
     Charlotte, NC 28288-0737
     Attn:   Jorge Gonzalez
     Telecopy: (704) 374-3300


           REVOLVING CREDIT COMMITMENT:
           ----------------------------

              NON-PEAK PERIOD:                           $7,000,000.00
              ----------------

              PEAK PERIOD:                              $10,000,000.00
              ------------

              COMMITMENT PERCENTAGE:                             20.00%
              ----------------------

           TERM LOAN COMMITMENT:                         $5,000,000.00
           ---------------------

              COMMITMENT PERCENTAGE:                             20.00%
              ----------------------

SOCIETE GENERALE


     Address for Notice:
     -------------------

     1221 Avenue of the Americas
     New York, New York 10020
     Attn: Antoine Broustra
     Telecopy: (212) 278-7463


        REVOLVING CREDIT COMMITMENT:
        ----------------------------

             NON-PEAK PERIOD:                            $7,000,000.00
             ----------------

             PEAK PERIOD:                               $10,000,000.00
             ------------

           COMMITMENT PERCENTAGE:                                20.00%
           ----------------------

        TERM LOAN COMMITMENT:                            $5,000,000.00
        ---------------------

          COMMITMENT PERCENTAGE:                                 20.00%
          ----------------------


VAN KAMPEN AMERICAN CAPITAL
PRIME RATE INCOME TRUST

     Address for Notice:
     -------------------

     One Parkview Plaza
     Oakbrook Terrace, Illinois 60181
     Attn: Jeffrey Maillet
     Telecopy: (630) 684-6740


        REVOLVING CREDIT COMMITMENT:
        ----------------------------

             NON-PEAK PERIOD:                            $3,500,000.00
             ----------------

             PEAK PERIOD:                                $5,000,000.00
             ------------

             COMMITMENT PERCENTAGE:                              10.00%
             ----------------------

        TERM LOAN COMMITMENT:                            $2,500,000.00
        ---------------------

          COMMITMENT PERCENTAGE:                                 10.00%
          ----------------------

                                                                       Exhibit A
                                                              to First Amendment


                                                                       Exhibit N
                                                             to Credit Agreement




                             FORM OF TERM LOAN NOTE
                             ----------------------
$_______________                                              New York, New York
                                                                   June __, 1998


         FOR VALUE RECEIVED, the undersigned, Camelot Music, Inc., a Pennsylvania corporation (the "BORROWER"), hereby unconditionally promises to pay to the order of _____________________________________ (the "LENDER") at the
office of The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) _______________________________ ($___________), or, if less, (b) the aggregate unpaid principal amount of all Term Loans made by the Lender to the Borrower pursuant to subsection 2A. 1 of the Credit Agreement, as hereinafter defined. The principal amount shall be paid in the amounts and on the dates specified in subsection 2A.2(b) of the Credit Agreement. The Borrower farther agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsection 2.9 of the Credit Agreement.

        The holder of this Term Loan Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, the Type and the amount of each Term Loan made by such holder pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Term Loan.

        This Term Loan Note (a) is one of the Term Loan Notes referred to in the Revolving Credit Agreement, dated as of January 27, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the several lenders from time to time parties thereto (the "LENDERS") and The Chase Manhattan Bank, as agent for the Lenders (in such capacity, the "AGENT"), (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Term Loan Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Term Loan Note in respect thereof.

        Upon the occurrence of any one or more Events of Default, all amounts then remaining unpaid on this Term Loan Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

        All parties now and hereafter liable with respect to this Term Loan Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

        Unless otherwise defined herein, capitalized terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         THIS TERM LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.



                                   CAMELOT MUSIC, INC.


                                   By:
                                      -------------------------------
                                   Jack K. Rogers
                                   Executive Vice President and
                                   Chief Operating Officer

                                                                      Schedule A
                                                               to Term Loan Note


                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

                              Amount                              Amount of ABR Loans
                           Converted to  Amount of Principal of      Converted to       Unpaid Principal Balance
Date  Amount of ABR Loans   ABR Loans      ABR Loans Repaid         Eurodollar Loans         of ABR Loans          Notation Made By





                                                                      Schedule B
                                                               to Term Loan Note



      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS




                                          Interest Period and   Amount of Principal  Amount of Eurodollar Unpaid Principal
         Amount of     Amount Converted   Eurodollar Rate with  of Eurodollar Loans   Loans Converted to     Balance of     Notation
Date Eurodollar Loans to Eurodollar Loans   Respect Thereto           Repaid             ABR Loans        Eurodollar Loans  Made By




